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                                                                    EXHIBIT 10.3
                                                                    ------------



                                   AGREEMENT
                                   ---------


     This agreement is made as of the 30th day of November, 1993, between JACOBS ENGINEERING GROUP INC., a Delaware corporation ("Company") and JOSEPH J. JACOBS ("Jacobs").

     1. Effective October 1, 1993, Jacobs is to receive annual base compensation at the rate of $425,000 per year. This compensation is partly in recognition of past services for which Jacobs was undercompensated and for future services in light of his standing and contributions to the success and expansion of the Company. Company acknowledges that among the significant contributions Jacobs has made to the business acquisitions for the Company. It is expected that Jacobs will continue to perform this service. No separate or extra compensation is to be paid Jacobs for any "finder" or service of like kind whether Jacobs serves as a consultant or otherwise. Jacobs agrees to use his best efforts to perform such service at the request of Company.

     2. Payments hereunder shall be for a term of five years ending on September 30, 1998. Payments shall be made no less often than annually as the payor and payee may agree. For as long as Jacobs serves as an employee of the Company, the compensation is deemed to be base salary. For such period as he may act as a consultant to the Company and therefore as an independent contractor, the payments shall be deemed to be made to him as an independent contractor.

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         Should Jacobs die before the end of the term of this agreement, payment shall continue to be made as though they were payments for a consultant. Jacobs reserves the right to designate the successor payee in the event of his death.
In other words, payments shall continue for the term hereof whether Jacobs is alive or not. Jacobs hereby designates his wife, Violet J. Jacobs, as the payee from and after his death but upon the understanding that he may freely change the designation during his lifetime. In the event he does not and Violet J. Jacobs is not alive to receive the payments, then such payments otherwise payable to the designee of Jacobs shall go to the trustee of Jacobs Family Trust U/D/T dated October 13, 1980, as amended.


     3. Nothing herein shall be deemed to affect the right of the Board of Directors of the Company to have complete control over the duties Jacobs is to perform either as an employee or as a consultant. It is contemplated that for as long as Jacobs is able and willing to serve as Chairman of the Board of the Company, then he may serve in that capacity. However he shall have no right to such office should the board of directors in the future designate that he not be an officer or employee of the Company.

     4. Jacobs shall continue to serve substantially as he has in the past as Chairman of the Board of the Company with such duties and responsibilities as he currently has or as the board of directors may hereafter determine.

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     5.  It is understood that Jacobs has served as a director of Polytechnic
Institute of New York, Genetics Institute and other entities. The Company does not require Jacobs to serve in any outside capacity of the sort above-described but consents to such service as long as it does not materially interfere with his duties as they may be prescribed by the Board of Directors of the Company or be in contravention of the non-competition provisions of this agreement.

     6. Jacobs agrees to provide services as an employee of the Company and also as a consultant to the Company in the event that he ceases to be an employee. As a consultant, he will represent the Company in community and public affairs, in the promotion of business expansion and good will, and in undertaking special assignments for the Company or its board of directors in keeping with his standing in the industry and community.

     7. While he is an employee, Jacobs shall be entitled to participate in any bonus plan which may be designed for the benefit of Company executives provided however that his bonus, if any, is to be determined as to amount and timing by the Compensation Committee or otherwise if so determined by the board of directors.

         For the year ended September 30, 1993, such bonus has been determined to be $130,000.

     8. Jacobs agrees to maintain club memberships in such clubs as he deems to be appropriate to his performance hereunder.

                                  Page 3 of 7
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Such club memberships presently include Annandale Country Club, California Club, and others. He shall solely be responsible for the payment of dues to such clubs. However, the Company agrees to reimburse him for direct expense reasonably incurred by him in the pursuit of his business responsibilities hereunder. Such reimbursement shall be made upon proof offered by Jacobs satisfactory to the Company that the expense was incurred in the interests of the Company.

     9. Either as an employee or as a consultant, Jacobs shall continue to be entitled to be a beneficiary of such medical or other benefit programs as are made available to senior management officials. This shall include life insurance and health benefits and shall apply, to the extent feasible, to his service either as a employee or as a consultant.

     10. The Company shall provide outside office and secretarial services to Jacobs during such time as he may be a consultant.

     11. During the term of this agreement, Jacobs shall not, without the prior written consent of the Company, engage directly or indirectly (including by way of example only, as an owner, greater than 5% shareholder, principal creditor, partner, venturer, representative, employee or agent), nor have any direct or indirect interest, in any business which competes with the Company or any of its subsidiaries in any area of the world in which the Company or such subsidiary engages in business during the term of this agreement.

         Jacobs shall not, directly or indirectly, disclose to any third person any confidential records or information, or trade secrets relating to the Company's business, nor shall Jacobs use such information except to discharge his obligations hereunder or as otherwise permitted by the Company so long as such information is not in the public domain. Breach by Jacobs of the terms hereof shall entitle the Company to terminate compensation hereunder and to obtain any and all other relief or remedies to which it is entitled at law or in equity. The effectiveness and enforceability of the provisions of this paragraph shall survive termination of this agreement.

     12. As and when Jacobs becomes designated as consultant, it is the intent of the parties hereto that the relationship of Jacobs and the Company shall be that of independent contractors and not that of employer and employee. Consultant shall at all times be responsible for the payment of all income and other taxes due or arising out of the relationship created hereby.

     13. The rights and duties of Jacobs hereunder shall not be assignable without the consent of the Company. This agreement shall be binding upon and shall inure to the benefit of any successor, heir, administrator or assignee of any party hereto, any such successor being deemed substituted for such party under the terms of this agreement. In the case of the Company, the term "successor" as used herein shall include any person, firm,

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corporation or other business entity which at any time, by merger, purchase or otherwise, acquires all or substantially all of the assets or business of the Company.

     14. With respect to the matters specified herein, this agreement contains the entire agreement between the parties and supersedes all prior oral and written agreements, understandings and commitments between the parties. This agreement shall not affect the provisions of any other compensation, retirement, or other benefit programs of the Company to which Jacobs is presently a party or of which he is now a beneficiary. No amendments to this agreement may be made except by a writing signed by both parties.

     15. Any notice or demand required or permitted to be given under this agreement shall be in writing and shall be deemed effective upon the personal delivery thereof if delivered or, if mailed, forty-eight hours after having been deposited in the United States mail in Los Angeles County, postage prepaid and addressed in the case of the Company to its then principal place of business, presently 251 South Lake Avenue, Pasadena, California 91101-3063, and in the case of Jacobs to the address set forth after his signature hereto. Either party may change the address to which such notices are to be addressed by giving the other party notice in the manner herein set forth.

     16. To the full extent controllable by stipulation of the parties, this agreement shall be interpreted and enforced under California law.

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     In WITNESS WHEREOF, the Company has caused this agreement to be executed by its duly authorized representatives and Jacobs has affixed his signature, as of the date first above written.


                                    JOSEPH J. JACOBS
                                    ("Jacobs")

                                /s/ Joseph J. Jacobs
                                --------------------------------
                                    251 S. Lake Ave.
                                    Pasadena, California 91101


                                    JACOBS ENGINEERING GROUP INC.
                                    ("Company")

                            By: /s/ Noel G. Watson
                                --------------------------------
                                    Noel G. Watson,
                                    President

                            By: /s/ John W. Prosser, Jr.,
                                --------------------------------
                                    John W. Prosser, Jr.,
                                    Senior Vice President,
                                    Finance and Administration

                                   AGREEMENT
                                   ---------


     This agreement is made as of the 30th day of November, 1994, between JACOBS ENGINEERING GROUP, INC. a Delaware corporation ("Company") and JOSEPH J. JACOBS ("Jacobs").

     In accordance with previous practice, the term for the ending of the November 30, 1993 employment agreement between the parties is extended from September 30, 1998 to September 30, 1999. All of the other provisions of the agreement shall remain in force.

     IN WITNESS WHEREOF, the Company has caused this agreement to be executed by its duly authorized representatives and Jacobs has affixed his signature, as of the date first above written.

                                           JOSEPH J. JACOBS
                                           ("Jacobs")

                                           /s/ Joseph J. Jacobs
                                           ------------------------------------
                                           251 S. Lake Ave.
                                           Pasadena, California 91101


                                           JACOBS ENGINEERING GROUP INC.
                                           ("Company")

                                           By  /s/ Noel G. Watson
                                             ----------------------------------
                                             Noel G. Watson,
                                             President


                                           By: /s/ John W. Prosser, Jr.
                                              ---------------------------------
                                              John W. Prosser, Jr.,
                                              Senior Vice President,
                                              Finance and Administration